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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 19, 1999
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                     PROFESSIONAL DENTAL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-11032
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Nevada                                                     71-0644350
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)



633 Lawrence Street
Batesville, Arkansas                                        72501
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(Address of principal executive offices)                  (Zip Code)



               Registrant's telephone number, including area code:

                                 (870) 698-2300
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

      On April 19, 1999, Professional Dental Technologies, Inc., a Nevada corporation ("Company"), issued a press release regarding the Company's intention to engage in a going-private transaction. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

      (c) Exhibits. The following exhibit is filed with or incorporated by reference in this Form 8-K:

Exhibit        Description
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99.1           Press release, dated April 16, 1999.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: April 20, 1999



                                          Professional Dental Technologies, Inc.



                                          By: /s/ Richard L. Land
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                                          Name:  Richard L. Land
                                          Title: Vice President - Finance

Exhibit Index
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      (c) Exhibits. The following exhibit is filed with or incorporated by reference in this Form 8-K:

Exhibit        Description
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99.1           Press release, dated April 16, 1999.